UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2016
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Accretive Health, Inc.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 26, 2016, Accretive Health, Inc. (the “Company” or “Accretive Health”) announced that its Board of Directors has appointed Joseph Flanagan, currently President and Chief Operating Officer of Accretive Health, as President, Chief Executive Officer and member of the Board, effective May 26, 2016. Dr. Emad Rizk and the Board of Directors have mutually agreed for Dr. Rizk to step down from his positions as CEO and member of the Board. Dr. Rizk will be available over the next several weeks to help ensure a smooth transition. The press release announcing the appointment is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.
Mr. Flanagan, 45, joined Accretive as Chief Operating Officer in April 2013 and was appointed President and Chief Operating Officer in April 2016. Prior to that, Mr. Flanagan served as Senior Vice President of worldwide operations and supply chain at Applied Materials, Inc., and as President of Nortel Business Services for Nortel Networks. Previously, Mr. Flanagan served most of his career working for General Electric (GE), holding leadership positions in many divisions.
No new or amended compensation arrangements were entered into in connection with Mr. Flanagan’s appointment. For existing compensation information regarding Mr. Flanagan, see the Company’s Amendment No. 1 to its Annual Report on Form 10-K (the “Amended 10-K”), filed with the Securities Exchange Commission (the “SEC”) on April 29, 2016, which information is incorporated herein by reference.
On May 25, 2016, the Company entered into a General Release and Mutual Non-Disparagement Agreement with Mr. Rizk pursuant to which he will receive the payments and benefits that are generally consistent with those described in the agreements previously entered into by Mr. Rizk and the Company for a no-cause termination, which are described in detail in the Company's Amended 10-K and its other reports filed with the SEC, other than the restricted stock awards he would have been entitled to under that certain Restricted Stock Award Agreement dated December 31, 2015, which Mr. Rizk has agreed to forfeit. The General Release Agreement also includes a general release of all legal claims and mutual nondisparagement provisions. The General Release and Mutual Non-Disparagement Agreement is filed herewith as Exhibit 10.1 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit Number	Description
	10.1	General Release and Mutual Non-Disparagement Agreement, dated May 25, 2016, by and between Accretive Health, Inc. and Emad Rizk.
	99.1	Press Release of Accretive Health, Inc., dated May 26, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCRETIVE HEALTH, INC.
Date:	May 26, 2016	By:	/s/ Christopher Ricaurte
Christopher Ricaurte
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1	General Release and Mutual Non-Disparagement Agreement, dated May 25, 2016, by and between Accretive Health, Inc. and Emad Rizk.
99.1	Press Release of Accretive Health, Inc., dated May 26, 2016.